BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.  ANNUAL REPORT          SEPTEMBER 30, 1998

DEAR FELLOW SHAREHOLDERS:

   Ugly. Unadulterated ugliness. We know of no better way to describe the market environment in the recently completed September quarter.

   Successfully repositioning your portfolio at the beginning of this year out of Asian and emerging market-exposed companies has dodged many bullets. The incoming fire is now coming from another direction. Hedge funds dumped billions of dollars of their equities in recent weeks to cover bad, heavily leveraged bets on interest-rate and foreign-currency movements. Stocks plummeted regardless of individual company fundamentals.

   The $11.2 billion pulled from stock mutual funds in August is the first outflow since September 1990. Fortune magazine's September cover heralds The
                                                                         ---
Crash of '98. More people now compare this year to the Crash of '87.
-------------

   The average S&P 500 stock is down 28 percent from 52-week highs this year; 38 percent is the comparable 1987 number. The average NYSE stock this year declined 36 percent versus 39 percent in '87. It gets worse. The average Nasdaq stock declined 46 percent from 52-week highs. Guess what the comparable decline was in '87? Forty-four percent.
            ----------

   Venerable Merrill Lynch sank from $107 to below $38. Bankers Trust went from a high of $120 to $50, J.P. Morgan was down to $72 from a high of $135, and Citicorp fell from $181 to $80, all in the last three months. We cite these even though they weren't in your Fund simply to reflect that the popularly quoted indices don't always fully reflect the total reality.

   Nearly three-quarters of Nasdaq stocks, more than half of the NYSE, and almost 40 percent of S&P stocks were down by more than 30 percent from 52-week highs. A full one-fourth of S&P 500 stocks are down 50 percent or more in the last 12 months. The really bad news is that your Fund did not escape this pummeling. It is down 27.7 percent for the past 12 months, impacted by the 18.9 percent decline of the September quarter. This retrenchment affected your five and ten year results as well which show 58.9 percent and 353 percent gains, annualized at 9.7 percent and 16.3 percent.

   The following charts better reflect your year-by-year progress, adjusted to December year ends to make easier comparisons to the indices. Note that when the Nasdaq Industrials and the Russell 2000 outperform the S&P 500, your performance swiftly outpaces the S&P 500 as well.

                                YEARLY PERFORMANCE
                      FOR THE PERIOD 12-31-85 THROUGH 9-30-98

TIME PERIOD  YOUR FUND        NASAQ IND.      RUSSELL 2000        S&P 500
1986          16.41            5.80               N/A             18.70
1987           2.64           -2.97               N/A              5.22
1988          17.62           11.80             22.38             16.57
1989          32.94           18.22             14.21             31.65
1990           0.62           -9.36            -21.46             -3.14
1991          49.21           64.75             43.68             30.48
1992          15.66            8.37             16.36              7.64
1993          22.54           11.16             17.00             10.05
1994           0.02           -6.46             -3.18              1.27
1995          35.75           27.97             26.21             37.53
1996          24.92           15.03             14.76             22.99
1997          12.02           10.04             20.52             33.34
1998         -15.89          -15.50            -16.80              5.96
   Global overcapacity creates competitive devaluations and global deflation. Ford and GM price cuts, for example, are the first in years.

   The recent meeting of finance ministers and central bank heads of the Group of Seven provided no solutions. A Marshall Plan-type effort may eventually be necessary to return the world from its recent painful deflationary downturn to future prosperity.

   Former Treasury Secretary Nick Brady, who was instrumental in the successful Mexican peso bailout, is calling on the Fed to lower rates by an additional full percentage point. New York Federal Reserve President William McDonough confirms in a speech to international bankers that". . . we are in the most serious financial crisis since WW II, [with] a propensity to get worse rather than better."

   In a speech to the National Association of Business Economics on October 7, Federal Reserve Chairman Alan Greenspan warned of a possible credit crunch. He noted tightening of bank lending, consumer unwillingness to invest in Real Estate Investment Trusts and lower-grade bonds, as well as expectations for a slowing economy in '99.

   Newly risk-averse investors began shunning commercial-mortgage-backed securities in recent weeks, causing the October 5 bankruptcy filing of Criimi Mae, the largest buyer of bonds backed by commercial mortgages. The biggest creditors to the $2.8 billion asset REIT are Merrill Lynch, Deutsche Bank, and Citicorp.

   The Fed-coordinated bailout of the now-infamous Long Term Capital Management hedge fund was required, said Greenspan in testimony to Congress, to avoid "the seizing of markets," stating their collapse". . . could have . . . impaired the economies of many nations, including our own." Greenspan also added, "I will forecast . . . that there will be many more (LTCM's) . . . running into a very large number, in the hundreds."

   Insights like this into what ultimately became a $3.6 billion rescue do not bode well for other hedge funds and money-center banks squeezed by derivatives guesses that blew up when interest rates and foreign currencies moved in the wrong direction. The yen yesterday swung dramatically from 124 to 112 against the dollar -- all in a single day.

   Fifteen of the largest Wall Street players including Merrill Lynch, Goldman Sachs, Morgan Stanley Dean Witter and J.P. Morgan were encouraged by the Fed to save the LTCM hedge fund. They were the brokers that loaned billions to LTCM to attract its investment in risky derivatives products the brokers sell. Lehman Brothers, as one of the fifteen, has seen its stock fall 70 percent because of its exposure to hedge funds and emerging-market bonds.

   With a few notable exceptions, all of your companies continue to demonstrate strong earnings fundamentals. Their price weakness is more influenced by fears about emerging-market issues, Japanese banking woes, over-leveraged hedge funds, and other external factors unrelated to our bottom-up approach.

   According to William O'Neil & Co., your companies' earnings increase for the last 12 months are 62 percent versus just 13 percent for the S&P 500. And, for the last quarter, the earnings are 123 percent compared to 12 percent.

                        COMPANY GROWTH
                                    YOUR COMPANIES      S&P 500
AVERAGE INCREASE
  LATEST 12 MOS. EARNINGS               62%               13%

AVERAGE INCREASE LATEST
  QUARTERLY EARNINGS                   123%               12%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. SEPTEMBER 25, 1998.

   Some of these solid companies did perform well during the quarter. David Harrington's picks of Xircom and Mips Technologies rose 59 percent and 42 percent, while Andy Graves isolated Bebe Stores which climbed 38 percent. A.J. Berk chose Access Health and Decrane Aircraft Holdings which rose 24 percent apiece.

   Remember the March quarter when many companies roared ahead independent of their fundamentals? As we discussed earlier, that experience provides a model that inspires our confidence. Eventually, these companies did react to the fundamental analysis of your team. Of the stocks we sold, more than 75 percent eventually declined from those prices, and a quarter of them by 40 to 90 percent.

   This is because their earnings did indeed deteriorate and some quite dramatically. You can imagine our chagrin when the press characterizes this as "selling at the trough" simply because these stocks at first went up for while.

   It is core to the Friess Associates investment strategy that it is the earning power of a company that influences the price of its stock. That is evident now that we have the perspective of eight months from those January sales, rather than two.

   Now that we are in a period where the market forces on the external front are dramatically negative, for the reasons we mentioned above, we sense the
                 --------
similarity to what happened in March. Stocks went up then for reasons often unrelated to their fundamental outlook. Now when many of them are going down, individual company fundamentals are again being ignored. In both instances outside forces drove stocks more than individual company fundamentals.

   Vaunted Blue Chips such as Coca-Cola and Gillette, which we highlighted in recent letters to you as examples of overpriced, slow-growing companies we don't own, now experience dramatic stock-price losses.

   Coke announced that weakness in Asia and Latin America will force profits down in the September and December quarters. Since peaking in July, Coke shares dropped 27 percent, wiping out more than $50 billion of its market value. Gillette is closing 14 factories and laying off 10 percent of its work force. Gillette "shaved" off 36 percent of its share price since its high early in the September quarter.

   When the market is driven by individual company earnings, our strategy shines. When the market is driven by external macro issues, anything can happen. Since mid-'96, U.S. stock performance has been dominated by big "safe" Blue Chips, allowing the S&P 500 to outpace the more dynamic companies of the Russell 2000. That trend actually intensified in recent weeks as small stocks were crushed in uncertainty while the crowd hid out in the Ciscos, Dells, Microsofts, and other one-time market leaders.

   These now enter their own painful phase. Cisco nevertheless is still ahead from where we sold it in January despite its $70 to $41 decline. This business gives us plenty of opportunities to be humbled. A poor sale. A great company.

   Your stocks fly when the general market rebounds as reflected by the moves in various holdings you own during the two-week rebound off the August 31 bottom -- many were up 15 percent or more in just two short weeks. Business Objects SA and SPR, Inc. were up more than 50 percent, Xircom rose 48 percent, and Borders Group climbed 43 percent. Quiksilver, Rational Software, Concord EFS, Inc. and Dime Bancorp, Inc. all climbed more than 30 percent.

   Declining earnings expectations have been your research team's primary concern all this year. Late in 1997, we repositioned out of a heavy weighting in semiconductor and oil-service companies. These two groups then enjoyed short-lived gains of 22 percent and 19 percent immediately after you sold them before falling 42 percent and 53 percent to new lows in late August.

   Glimpses of a silver lining exist, however, as the current turmoil forces market participants back to the basics: evaluating stocks one-by-one, examining earnings prospects and carefully considering PE ratios to discern opportunities for gains.

   Huge government surpluses, estimated by some as much as $150 billion for 1999, give room to cut taxes or to increase government expenditures in order to stimulate the economy. A weaker dollar helps some U.S. companies. IMF funding will proceed. There is massive bipartisan support to shore up Brazil and the negativity of impeachment will dissipate as Congressmen now return home.

   Our company-by-company research method remains on track. Your companies have posted the numbers as reflected in the aforementioned O'Neil analysis, but individual performance doesn't carry much weight in the current environment. That cannot be the case forever.

   We're thankful that the Friess Associates' 34-year strategy has a proven track record, the wisdom of which has been borne out over time in up and down markets. We'll stick to buying reasonably priced, rapidly growing companies that, perhaps most importantly in this unforgiving environment, will not disappoint the analyst community's earnings expectations.

   We will continue to allow cash levels to rise and fall to reflect the balance of our ability to isolate profitable investments and our need to get out of those that are faltering.

   When the upswing begins we'll be positioned in the companies that have historically done well in recoveries and are now undervalued based on genuine growth prospects, not wishful thinking.

   We thank you for your continued confidence and patience in this approach, which right now must be as frustrating for you as it is for all of your teammates here. We remain committed to our strategy just as you do with $35 million of our own pension money invested in the Funds, as well as all of my personal equity investments.

   We are optimistic that the way to win is to stick with the strategy that after suffering in past down markets has then prospered in the up markets that follow.

   We experienced significant outflow of dollars from the Fund simply because we allowed cash levels to rise when we felt it important to sell many stocks in addition to the semiconductor and oil services companies we already mentioned and could not find prudent replacements.

   Therefore, we are particularly grateful for you and your appreciation for
                     ------------
our research process and your long-term commitment to the strategy we employ. Thanks.

   God Bless!

   /s/ Foster Friess

   Foster Friess
   President

FELLOW SHAREHOLDER . . .

   How can you defend a country you neither fully understand nor appreciate? For fellow shareholder John Lenczowski, the reply to this question was long in gestation.

   His answer is the Institute of World Politics -- a graduate school of statecraft, national security, the historic principles of American political philosophy, and moral leadership in Washington, D.C. The Institute is unique in American academia: its curriculum is dedicated to molding leaders who will defend our country and civilization. The program attracts students from business, journalism, foreign embassies, and the U.S. government, including officials from the CIA and the State and Defense Departments.

   "The idea was to create a graduate school that recognized the rarity and preciousness of American liberal democracy and to educate leaders to defend the political order -- politically, economically, morally, psychologically, and militarily," John explains.

   The not-for-profit Institute was established in late 1990 on three $5,000 grants. Starting with a first year budget of only $83,000, Lenczowski considers the Institute's success to be nothing short of a miracle.

   Today, the Institute teaches over 150 students a year. Its permanent headquarters are strategically located just blocks from the White House, offering certificate programs in national security policy, intelligence, and comparative politics. The Institute will soon be offering a master's degree.

   Lenczowski believes people will be encouraged to know that positive work in support of a morally ordered liberty actively goes on in Washington. Perhaps the reason for this is, "The people involved at the Institute, the board members, faculty, and staff, are united in a belief that America still is a depository of eternal truths and principles which make for a successful civilization where people can realize their God-given potential."

   A foreign affairs expert, Lenczowski served as principal advisor on Soviet Affairs to President Reagan from 1983 to 1987. He shared his thoughts on the economic difficulties in Russia, which he believes have several causes: lack of genuine private-property rights, including shareholder rights; the absence of rule of law; and the pervasiveness of corruption and Mafia influence (which are a legacy of the "moral Chernobyl" Russia suffered under communism).

   Dr. Lenczowski attributes the most recent turmoil, however, to the global deflation that severely harmed Russia's commodities-based economy. With gold, oil, and agricultural prices plummeting, the recent market crash and ruble devaluation were inevitable. He feels that unless the Fed injects more liquidity into the international system, deflation will make dollar debtors around the world incapable of meeting their obligations and force them into bankruptcy.

   Dr. Lenczowski's focus outside of work is on his family. He and his wife, Susan, have two children, Katie and Christian, and are involved with their sports and other activities. They all often hike together in the mountains near the Washington area. John also enjoys playing the piano. Hanging on his office door at the State Department was this quotation from Shakespeare's Merchant of
Venice: "The man that hath no music in himself, Nor is not mov'd with concord of sweet sounds, Is fit for treasons, stratagems, and spoils . . . Let no such man be trusted."

                                                                   - Adam Rieger

JACK . . .

   You might remember our featuring Jack Fraser back in December 1995 as a key broker at C.S. First Boston who helped us in our number one obligation of growing your hard-earned assets. He knew our strategy so well and would suggest only those companies that met our strict criteria for investment.

   After working with Jack closely for many years, Foster and Bill decided to bring him on board in 1996 as a researcher and newest management team member.

   "Jack's contribution as an analyst from the sell-side was invaluable to us," Bill D'Alonzo comments, "and his experience in that environment brings a perspective we thought would be helpful."

   That has certainly proven to be true. Jack's role encompasses both the research and the client liaison effort, giving him a unique ability to track successful companies as well as describe those companies to our clients and shareholders in performance review meetings.

   Another task on Jack's plate is furthering our client communications. Jack understands that "keeping in close contact with those depending on us to help them reach their financial goals is a sure way to maintain a solid focus on meeting their needs through an effective implementation of our strategy."

   We are working with some of our largest and longest-term clients to determine what they would most like to see us concentrate on when meeting with them. "This feedback is central to the evolution of the client liaison effort," Jack explains.

   This focus is making a difference. After a presentation Jack made to one of our clients, we received a letter praising Jack's skills. "Every person I spoke with rated your presentation by far the best of our meeting. You painted a picture of the challenges the Brandywine team faced during late 1997 and early 1998 which allowed them to really understand the events of this period. I can tell you that your frank commentary took a room full of doubters and turned them into believers. Many of them commented that they now felt confident they could successfully answer their clients' questions about the fund. Those comments tell me that the time you and your firm invested to make the trip will pay off very quickly. Thank you."

   With an MBA in Finance from Ohio State and his six years at C.S. First Boston, Jack has a discriminating knowledge of the industry which benefits our shareholders and clients as well as the entire Friess Associates team. He works closely with the researchers, collaborating on various purchase and sale ideas, and he shares inputs with the trading desk, acting as a sounding board for any new organizational ideas that surface.

   Jack and his wife Mae have four children and live in the Chadds Ford, Pennsylvania home they just finished building about a year ago. They enjoy traveling together as a family, and always make it out to our Jackson office for some winter-time skiing and summer-time hiking. You'll also find Jack on the links, on the tennis court, or the soccer field, playing the sports he so enjoys.

                                                               - Rebecca Buswell

   Mike and Michael . . .

   When you grow up as the only hearing person in your family, it seems natural that your adult career might center around working with the deaf. That's the case for Mike Bove. With two deaf parents and a deaf sister, Mike's first language is American Sign Language (ASL). This makes Mike's role in the Delaware Friess research office -- working closely with Michael Friess, deaf from a bout with spinal meningitis as a seven-month-old infant -- an ideal career choice.

   Together, they serve as technical analysts, reporting the latest performance information on every stock we own to its respective researcher. Often a chart will signal an underlying fundamental issue that our researchers need to jump on. They cover all Friess Associates' holdings, including your Fund's, and provide recent charts and newsworthy items affecting the companies to all on the research team.

   Before joining Friess Associates in December 1994, Michael's analytical studies at Arizona State University in economics and financial analysis led him to technical analysis, which he found challenging and motivating. He learned the skills to design various tools which he and Mike use to make buy recommendations based both on technicals and fundamentals. These systems also help determine the right time to sell a particular holding. "I need to use tools that will automate my work as much as possible," Michael explains, "and the systems we've created do just that."

   Mike's affinity for the market developed as he managed his own portfolio. He was a successful mutual fund investor for 10 years before joining Friess Associates, and was spending more and more time tweaking his portfolio just prior to coming on board. Mike reflects, "I served as Michael's interpreter for four years, and when the opportunity arose to become a full-time teammate here, working collectively as a technical analyst team, I was honored." Mike's interpreted for Dole, Kemp, Clinton, and Gore, as well as for court proceedings and theatre interpretations. This, coupled with his interest in investing, made Mike a real complement to Michael's efforts.

   Senior researcher Carl Gates commends their work. "Perusing the entire spectrum of all Friess Associates' holdings might seem a daunting task, since there are upwards of 250 companies to follow, but Mike and Michael have it covered well. They have a system which enables them to pool many sources of information together to help researchers look into all possible developments," Carl continues. "And, their input about what stocks we might want to think about buying and selling is invaluable. They are the eagle eyes, so to speak, and keep us apprised of information pertinent to our investment decisions."

   Outside the office, each can be found conversing in ASL, but their similar interests end there. Mike's likely to be spending time with his wife Hansa and their two children, enjoying music, photography, and traveling. Michael also likes to travel, especially by helicopter, which he pilots himself! He is FAA certified and is one of the only, if not the only, deaf helicopter pilot in the U.S. If Michael's not in the air, he'll be in the water, scuba diving and windsurfing.

                                                               - Rebecca Buswell

GROWING YOUR FUND . . .

   Step aboard a modern ocean-going sailboat and you won't find the teak and brass work of an earlier era. Instead, computer screens, electronic instruments, and a sleek deck swept clear of all ornamentation distinguish contemporary racers from their predecessors. Similarly, today's corporation relies on computers and telecommunications to maneuver through the difficult waters of the business world.

   The addition of radar and global positioning satellites to today's racer has only reinforced the importance of an experienced and imaginative crew. Today's crew has better tools to realize its goals, yet success or failure still depends on combined judgment and effort. In the same way, the automation and computerization of the modern corporation make the skills and cooperation of its employees even more critical if it is to edge out its competitors.

   Each quarter we like to feature an employee at one of the companies in your Fund's portfolio. This quarter, we introduce you to a member of the crew helping to turn Apple Computer around. Tom Boger is the worldwide product manager for the new iMac computer which Apple just released on August 15. The iMac, which offers plug-in and go access to the Internet, is Apple's hottest new product in years.

   Tom's job includes identifying customers' needs and specifying the requirements for a new product. He stands at the crossroads of product development, engineering, marketing, and advertising and has to pinch himself to believe where he is because he shares a passion with many Apple employees. "I don't love the Mac because I work at Apple, I work at Apple because I love the Mac," Tom confides.

   Back in high school in Woodstown, New Jersey, Tom got his first Macintosh, Apple's ground-breaking easy-to-use computer. This Mac led to a consuming hobby and four years of being an Apple student rep at Penn State, teaching other students about Apple's products. After graduating with a degree in Philosophy, he started in sales with the company, focusing on schools in the Philadelphia area and later universities in the Northeast before moving to California four and a half years ago.

   Apple has gone through some tough years but is now re-inventing itself. Tom says it has the feel of a Silicon Valley start-up with projects moving at light speed. Professionally, Tom's biggest challenge is keeping up with the pace required, and personally his biggest challenge is finding enough time to spend with his wife, Connie, doing the things they enjoy together -- jogging, skiing, and taking trips to the beach and the wine country.

   When we asked Tom what he wanted to say about the iMac, he first mentioned its speed, style, and simplicity, but then he said there is a bigger message that transcends the product. "Apple has gone back to being who we are, willing to eschew conventional wisdom and to be a trend setter. iMac is a great product, but it is the harbinger of even greater things to come."

   Since researcher Andy Graves purchased your Apple shares in March at $28, they jumped 37 percent and added $61 million to your portfolio.

                                                               - Margaret Barton

ON THE CUTTING EDGE . . .

NEW TOOL TO FIGHT BREAST CANCER

ImageCheckerTM from R2 Technologies of Los Altos, California is part of a new generation of medical technology that will use computer databases to improve human diagnosis. With ImageCheckerTM, once a radiologist finishes reading a standard mammogram, the X-ray film is slipped into a scanner where it is converted into digital computer data. Specialized software, based on radiologists' interpretations of thousands of mammograms, rechecks the image for signs of cancer. A clinical study of this technology showed that it can help doctors find one additional cancer in 10 without calling for additional biopsies.

GET A CHARGE OUT OF READING

NuvoMedia is one of several companies introducing an electronic "book." Featuring a high-contrast screen, full-text search, and sound playback, the RocketBook will ship this year for less than $500. People on the go can simply download a book, encrypted for copyright protection, from a publisher's Internet site. Users gain convenience, publishers save on printing costs, and books can stay "in print" forever. Looking further into the future, MIT's Media Lab is working on electronic ink which actually contains circuitry and can be printed on paper. Someday you may be able to recharge the paper pages of your newspaper with new content. How's that for recycling!

THIS CARTON SWEETENS THE JUICE

Fine wine improves with time. The same might be true of grapefruit juice. Cornell University food scientists have developed a carton which takes the bitterness out of the juice. A paper carton is lined with a cellulose polymer impregnated with naringinase, an enzyme. The coating breaks down the two ingredients responsible for the tartness of grapefruit juice: naringin, a natural component of citrus fruits, and limonin acid, a byproduct of pasteurization. The cellulose absorbs the limonin, while the enzyme "detarts" the naringin. In just a few days, the packaged juice tastes sweeter than the fresh-squeezed kind even though the sugar content in the juice remains the same.

THE WORLD'S LARGEST ATLAS

The most comprehensive world atlas anywhere is available to anyone with access to the Internet. www.microsoft.com/TerraServer has 5 terabytes of uncompressed satellite and aerial images of urban areas -- compressed to a terabyte of database data. A terabyte, which is a trillion bytes, is nearly a billion pages of text -- 4 million books. A terabyte holds 250 full-length movies. It is a lot of data. In fact, TerraServer has more data in it than all the HTML pages on the Internet. And, it grows by 10,000 pages per month. Microsoft created the site with the cooperation of the U.S. Geological Survey and the Russian Space Agency to demonstrate the power of its Windows platform to put vast quantities of multimedia data onto the Internet, while offering researchers a wonderful resource and you the fun of finding your neighborhood and printing out the aerial photo.

HIGHLIGHTS. . .

APPAREL & SHOES
When quarterly earnings come in at nearly seven times the amount of last year ($.27 vs. $.04) and analysts predict them to triple for the next two quarters, it's not hard to see the company's doing something right. Such is the case for ANNTAYLOR STORES CORP., an upscale women's clothing retailer operating more than 320 stores in the U.S.

A recent visit to a San Francisco area store by our research team confirmed why revenues and earnings have been so solid. The store manager told us that the amount a typical customer spends on her purchases has been 20-25 percent greater than last year. We also observed that there was very little on sale, less than 5 percent of the racks held sale items, indicating to us that there was little excess inventory in key items.

AnnTaylor's merchandise is improving to better suit its target customer -- career-oriented women aged 25 to 55 often in professional or managerial positions. Your company offers more suits, mix-and-match pieces, and key basic items. And, the season's hottest colors of grey, black and brown are staples in the stores.

We speak often with CFO Walter Parks, who tells us that square footage is accelerating in double digits for the first time since '95. He also said the company is bringing the AnnTaylor Loft concept (geared toward value-conscious consumers) to malls and strip centers, while they were previously limited to outlets.

BUILDING & RELATED

With favorably low interest rates, people are refinancing their mortgages and saving hundreds of dollars each month. Much of that extra income is going toward home remodeling projects. EAGLE HARDWARE & GARDEN, INC. benefits from this trend.

This popular home improvement chain in the Western U.S., second only to Home Depot, operates 32 stores in eight states -- from Colorado to Alaska. And, according to CFO Ron Maccarone, Eagle has been much more successful recently in finding new sites for store expansion. Plans are to open six new stores before year-end and ten or more in '99.

Your company differentiates itself from its competitors by focusing on home remodeling and decoration, specifically targeting women customers who prefer Eagle's "softer environment" compared to the warehouse atmosphere at Home Depot.

With 128,000 square feet of selling space, Eagle offers more than 65,000 products. Anything you need for whatever project you want to tackle can be found at Eagle, promising on its "More of Everything" merchandising philosophy.

Earnings were $.48 last quarter, climbing 17 percent on revenues of $308 million.

Selling today at $22, your shares are up 20 percent since purchase in March.

COMPUTERS

APPLE COMPUTER, INC. has made a financial turnaround through cost cutting and is poised to make a strong product transition. Driving these changes is the 2nd generation Macintosh computer, called the iMac.

Just released on August 15, iMac is opening the flood gates to more than 8 million Mac users as the first significant upgrade of the Mac. Its bold look (many compare it to the new VW Bug), increased speed (new Apple G3 processor), built in Internet connectivity, and ease of use that Apple is known for, are making iMac a hot seller. Apple pre-sold 150,000 iMacs and earned the No. 1 spot in retail computer sales for August.

Apple's on pace to release its newest operating system this fall, MacOS 8.5, which will enable even better system performance and is equipped with new features, including a totally rewritten search application, code-named Sherlock, which performs both the hard drive and the Internet searches simultaneously.

In our conversations with CFO Fred Anderson, we learned that Apple has improved working capital with $2 billion in cash and decreased days sales outstanding (how many days worth of sales owed). Apple's inventory with distributors like CompUSA is also down, allowing the company more control over inventory as well as more flexibility on pricing.

Earnings have beat analysts' expectations in the last two quarters, with earnings of $.38 in March and $.50 in June, exceeding Street estimates by more than 50 percent both quarters.

Purchased in March, your shares are up 37 percent to $38 as of quarter end.

FINANCIAL/BUSINESS SERVICES

If you value the convenience and simplicity of paying for your groceries with a swipe of your debit/credit card or purchasing your gas right at the pump, then chances are you've got CONCORD EFS, INC. to thank. Concord provides most of the machines at supermarket counters and gasoline pumps and also processes the transactions.

And, when you charge purchases at convenience stores and other major retailers, then it's likely Concord is providing the authorization for the transaction. Your company also offers check verification services for many retailers, and, if you want to make an electronic payment, Concord can do that, too.

President Ed Labry explained that a key to your company's success is that it's set up as a bank holding company which can process its own transactions. As such, Concord can achieve higher margins than its competitors.

He went on to tell us that Concord's revenues consist mainly of fees for sales and rentals of ATM equipment, which is somewhat protected from economic cycles.

Revenues rose 60 percent to $91 million last quarter, driving earnings up 40 percent to $.15 from $.11.

Your shares are up 18 percent to $26 from their May purchase price of $22.

MACHINERY & MISCELLANEOUS MANUFACTURING

After eight consecutive profitable quarters and a recent record quarter in the company's history, it makes sense to see MOTIVEPOWER INDUSTRIES, INC. in your portfolio. The new management team in place since the end of 1996 is helping generate these solid results for this company, which makes locomotives and locomotive parts, including engines, alternators, and radiators.

According to Jack Pope, Chairman, management interest in owning stock is in line with shareholder interest. This new management has moved up from owning 2 percent of Motivepower three years ago to 8 percent currently.

He went on to explain that Motivepower is the only company offering a broad array of products to rail locomotive OEMs (Original Equipment Manufacturers) as well as maintenance and repair services. This allows its customers to purchase virtually everything they need from one vendor. And, Motivepower can typically save the customer 33 percent in purchasing costs over a competing OEM.

Your company's top customers include Union Pacific, Burlington Northern, Kansas City Southern, and TFM -- the largest rail company in Mexico. Union Pacific uses Motivepower's turbo and traction motors exclusively.

Last quarter's record-breaker turned up earnings of $.42, up 40 percent from $.30 last year, on revenues of $88 million.

Growing 63 percent since purchase in April '97, your shares sell today at $23.

MEDICAL & RELATED

With an FDA-approved drug for successful treatment of relapsing forms of Multiple Sclerosis, BIOGEN, INC. continues to post strong earnings results and exceed the Street's expectations in its product sales.

Earnings were up 58 percent in the recent June quarter, from $.26 to $.41, and analysts predict September earnings to be $.49, rising 81 percent.

Fueling this growth is the drug Avonex, which is quickly gaining market share since its introduction in 1996. Patients tolerate Avonex better than competing drugs, and it is only injected once weekly compared to three times a week for others.

CFO John Connelly explained to us recently how a study printed in the New England Journal of Medicine was positive for your company. The study supported the effectiveness of using interferons (like Avonex) to slow the progression of the disease in earlier stages of MS. As a benefit not previously known, this implies a much larger patient base than was originally believed.

He also thinks there are continued opportunities to expand Avonex sales in Europe where sales have increased sequentially in each quarter since December 1997.

Biogen also licenses drugs it has developed for others to sell, including a vaccine for hepatitis B. Your company does plan to market other drugs currently in development, such as those to treat inflammation, pulmonary diseases, kidney disease and central nervous system disorders.

Purchased just September 10, your shares have already climbed to $66 from $61.

NETWORKING

Such household computer names as IBM, Toshiba, and Hewlett-Packard look to XIRCOM, INC. for products that will connect their portable PCs to the telephone network, local area networks, and the Internet.

When you're dialing in to AOL, or to your office from home, Xircom's products may just be making the connection.

Your company's newest product, a laptop PC card called RealPort, is adding some real sizzle to the story and creating increased market share. RealPort doesn't require a connector cable; the phone line or network line plugs directly into the card.

We learned from CFO Steve DeGennaro that he is communicating to other investors about manufacturing yields on RealPort being far ahead of internal plans. This has allowed Xircom to maintain solid margins and offer its customers aggressive pricing.

In June, earnings vaulted to $.20 from $.02 last year. Revenues were up 42 percent for the quarter.

Rising 65 percent since purchase in March, your shares sell today at $24.50.

SPECIALTY RETAILING

"Yeah, we've got that." And, chances are, with 8,000 products to choose from, STAPLES, INC. can deliver on that advertising slogan. One of the nation's top two office supply superstores, Staples sells virtually everything you need for an office -- from calculators and computers to fax machines and furniture. Your company has 740 stores in the U.S. and Canada, and others in the UK and Germany.

John Mahoney, CFO, told us that inventory management has improved. This is particularly evident in the PC area where most of their competitors are seeing a drag on same store sales. Declining average selling prices, mainly at the low end with the trend toward the $1,000 PC, is the primary reason for these lackluster results, but Staples is insulated from this problem as the company cut back on the number of brands carried and focused more on higher-end products.

Staples' build-to-order program also helps. Your company pleases the customer by building the PC to the exact specifications requested while keeping its inventory low, free from pre-built PCs that may not sell as well.

Last quarter same store sales were up 14 percent, the highest in company history and four times better than its closest competition. Total revenues were up 39 percent, pushing earnings up 50 percent to $.12.

Rising 58 percent since purchase in March '97, your shares sell today at $29.

DISTRIBUTION UPDATE . . .

This year's distribution is just around the corner. If you're a shareholder on October 23, 1998, you will receive an income dividend of approximately $.26 per share on October 26, 1998. Your account will reflect reinvestment of this payout on October 27. A very slight $.07 long-term capital gain, at the 20 percent rate, will be distributed.

TOP TEN . . .

  Three new groups joined your top ten this quarter -- Medical & Related to the number five spot, Apparel & Shoe Retailers came in at number eight, and Distribution stands at number ten. Holdings in Communications, Transportation & Related, Textiles/Apparel Manufacturing, and Food/Restaurants categories dropped from the top ten.

  All but one of the Medical & Related companies you held in June were sold during the quarter, but were replaced by Amgen, Biogen, Genzyme, and Osteotech. Together these four companies have grown more than $11.5 million. Other new medical products companies are ADAC Lab, Arterial Vascular, and Biomatrix, bringing this category to 8.1 percent of the portfolio, up from 2.7 percent last quarter.

  Your Networking category moved up to number three this quarter at 10.8 percent, up from 5.9 percent at the number six spot in June. You purchased 3Com Corp., and added to your Ascend Communications and FORE Systems positions. A $5 million gain in Xircom also helped.

  Growth occurred in the Computers category, which was 9.2 percent of the portfolio in June. We more clearly defined this sector this quarter and divided it into two groups -- Computers, companies manufacturing PCs, and Computer & Related, companies which make processors, hard drives, and other components for the PC. Most significant in making the Computers group number one at 13.5 percent, was the $47 million addition and subsequent $44 million growth in Apple Computer. New purchases of Sun Microsystems, Compaq Computer, and Gateway 2000 further increased this group.

TOP TEN INDUSTRY GROUPS
      Computers                                                13.5%
      Financial/Business Services                              11.8
      Networking                                               10.8
      Computer & Related                                        8.7
      Medical & Related                                         8.1
      Specialty Retailing                                       7.5
      Software                                                  6.7
      Apparel & Shoe Retailers                                  5.8
      Machinery & Miscellaneous Manufacturing                   5.1
      Distribution                                              4.8
      All Others                                               14.3
      Cash                                                      2.9

ALL IS NOT ROSES . . .

  It's not pretty. This quarter is one we'd like to forget. With 11 stocks tumbling more than $25 million, and 30 others dropping back more than $10 million apiece, it's not hard to see why.

  The biggest disappointment was Computer Associates. Several large multinational customers deferred some substantial purchase orders for software and services causing your Fund's holding to fall $53 million. Jones Apparel Group gave up $42 million, mainly due to a decline in career sales in department stores, while Conseco lost $37 million after the Street continued to react to concerns that Greentree Financial (acquired by Conseco) customers would accelerate their rate of payments because of declining interest rates.

  When analysts downgraded their sales estimates because of the 20 percent decline in average selling prices of PCs, Office Depot slipped $32 million. Northern Telecom fell a like amount when competitor Alcatel's pre-release of an expected shortfall in third quarter earnings added to concerns about Northern Telecom's exposure in Latin America and Asia. Computer Sciences' $30 million drop was primarily caused by Morgan Stanley's downgrading of the stock with concerns over '99 earnings.

  Other big droppers were US Airways, Continental Airlines, Fruit-of-the-Loom, and Xylan Corp. Of these names, you still hold only Computer Sciences.

  Through the market's recent rugged terrain, a few stocks managed to shine. Apple Computer soared $44 million, while EMC Corp. grew $28 million. Lucent Technologies rose $21 million.

MARKET CAP . . .

  The most notable shift this quarter was in your large cap category. Stocks above $5 billion grew from 44.2 percent to 62.8 percent. New to your portfolio are Compaq Computer, Amgen, Inc., Sun Microsystems, 3Com Corp., and Providian Financial. You added to your positions in Tyco International, Ascend Communications, and Apple Computer. Last quarter, Apple was one of your mid cap companies.

  The mid cap group decreased from 37.7 percent to 27.2 percent. You no longer hold Jones Apparel Group, Continental Airlines, Tommy Hilfiger, Fruit-of-the-Loom, Autodesk, and Integrated Health.

  There was also a reduction in your small cap companies, from June's 12.6 percent to today's 7.0 percent. Unicapital Corp., Fairfield Communities, Consolidation Capital, Mercury Interactive, CCA Prison Realty, and Terex Corp. were each sold. These shifts stemmed not from a conscious effort to increase market cap size, but simply a reflection of where we've found good ideas. Also, the percentages were impacted by negative market action of smaller companies in general.

YOUR COMPANIES' MARKET CAPITALIZATION

      Large Cap                   62.8%
      Mid Cap                     27.3
      Small Cap                    7.0
      Cash                         2.9

WALL STREET'S WILD RIDE . . .

  For the first time in eight years, this quarter shows a downturn across the board for all the indices. Trading terminals show an abundance of red. Investors worry whether the market is still the best option for their money. Global economies watch Wall Street every day as a barometer for how their own markets will fare.

  It's an uncertain and volatile time right now, but will we change our strategy? No. We'll keep searching for companies that will surprise analysts with solid earnings which can be purchased at reasonable PE ratios. As in the past, we will let cash levels flesh out where they may as a natural evolution of our strategy. We'll stay the course. And we thank you, our steadfast shareholders who entrust us with the awesome responsibility of reaching your financial goals. We are mindful of this mission each and every day (and night!) and are determined to get you where you want to be. Thanks for your ongoing confidence. We're in this together!

NEW FOLKS ON YOUR TEAM . . .

  During the last few months, there have been some new faces at Friess Associates, all in the Delaware office. John Walter is the most recent addition to the trading desk, with 10 years trading experience. He came here from Alex Brown in Baltimore, and before that, he was a trader at C.S. First Boston. In the writing arena, Chris Aregood has come on board after nearly five years in journalism. He wrote for the Business Section of the local Wilmington paper, The News Journal, and The Philadelphia Business Journal. Sandy Frabizzio strengthens the client liaison effort coming from five years at SEI Corporation where she worked serving the clients of SEI's various mutual funds. We're excited to have them on board. Watch for more expanded stories on each of them in upcoming reports.

                               BRANDYWINE FUND, INC.
                              STATEMENT OF NET ASSETS
                                September 30, 1998

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST            VALUE
 -------                                             -----           ------
LONG-TERM INVESTMENTS - 97.1%(A)<F2>
COMMON STOCKS - 97.1%(A)<F2>
            APPAREL & SHOE RETAILERS - 5.8%
 1,545,500  Abercrombie & Fitch Co.*<F1>       $   65,487,771  $  68,002,000
    38,000  American Eagle Outfitters, Inc.*<F1>    1,498,150      1,315,750
   426,300  AnnTaylor Stores Corp.*<F1>             8,923,025      8,659,432
 2,813,000  Gap, Inc.                             162,720,865    148,385,750
     8,400  Pacific Sunwear of
              California, Inc.*<F1>                   184,759        186,900
 2,916,700  TJX Companies, Inc.                    70,345,446     51,955,177
                                               -------------- --------------
                                                  309,160,016    278,505,009
THIS SECTOR IS 9.9% BELOW YOUR FUND'S COST.

            BUILDING & RELATED - 0.5%
    62,000  Comfort Systems USA, Inc.*<F1>          1,113,136      1,247,750
   175,100  Dycom Industries, Inc.*<F1>             3,419,973      5,449,987
   466,000  Eagle Hardware & Garden, Inc.*<F1>      8,406,123     10,106,608
    59,100  Elcor Corp.                             1,640,844      1,248,487
   524,600  Hussmann International, Inc.            9,935,504      7,443,025
                                               -------------- --------------
                                                   24,515,580     25,495,857
THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 3.4%
    29,900  ADC Telecommunications, Inc.*<F1>         816,955        631,638
   204,700  ADTRAN, Inc.*<F1>                       5,050,317      4,349,875
    35,600  IDT Corp.*<F1>                            790,405        818,800
 1,249,500  Nokia Corp. "A" ADR                   101,213,240     98,008,281
   148,400  PictureTel Corp.*<F1>                   1,435,306        955,399
 1,453,700  Tellabs, Inc.*<F1>                     58,665,372     57,876,158
                                               -------------- --------------
                                                  167,971,595    162,640,151
THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

            COMPUTERS - 13.5%
 5,919,700  Apple Computer, Inc.*<F1>             165,061,614    225,688,562
 7,582,900  Compaq Computer Corp.                 254,321,272    239,809,213
   510,500  Gateway 2000, Inc.*<F1>                26,932,407     26,609,812
 3,094,000  Sun Microsystems, Inc.*<F1>           153,137,261    154,121,422
                                               -------------- --------------
                                                  599,452,554    646,229,009
THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

            COMPUTER & RELATED - 8.7%
   260,000  Amdocs Limited*<F1>                     2,750,666      2,941,380
   261,000  BISYS Group, Inc.*<F1>                 10,553,503     11,516,625
   200,000  Cognizant Technology Solutions
             Corp.*<F1>                             3,204,940      3,100,000
 3,299,900  Computer Sciences Corp.               177,634,142    179,844,550
   400,000  CSG Systems International, Inc.*<F1>   17,632,951     17,700,000
 2,245,100  EMC Corp. (Mass.)*<F1>                 92,323,538    128,392,779
   123,700  Intelligroup, Inc.*<F1>                 2,572,171      2,102,900
 2,312,000  Seagate Technology, Inc.*<F1>          54,059,831     57,945,656
   165,000  SPR Inc.*<F1>                           3,150,642      3,795,000
   487,500  Sykes Enterprises, Inc.*<F1>           10,075,843      8,287,500
                                               -------------- --------------
                                                  373,958,227    415,626,390
THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 0.2%
   497,600  Saks Inc.*<F1>                          6,944,514     11,165,149
THIS SECTOR IS 60.8% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 4.8%
   533,700  AmeriSource Health Corp.*<F1>          28,282,853     29,053,561
   151,100  Bergen Brunswig Corp.                   6,647,599      7,640,069
 1,762,200  CompUSA Inc.*<F1>                      33,543,412     30,508,969
 1,991,300  Tandy Corp.                           112,282,987    106,534,550
 1,150,100  Tech Data Corp.*<F1>                   51,739,668     57,577,456
                                               -------------- --------------
                                                  232,496,519    231,314,605
THIS SECTOR IS 0.5% BELOW YOUR FUND'S COST.

            ELECTRONICS - 0.1%
   173,600  DSP Communications, Inc.*<F1>           2,743,996      1,432,200
   132,200  Laser Vision Centers, Inc.*<F1>         1,755,833      1,569,875
                                               -------------- --------------
                                                    4,499,829      3,002,075
THIS SECTOR IS 33.3% BELOW YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 11.8%
 1,635,200  Capital One Financial Corp.            99,871,828    169,243,200
   649,900  CMAC Investment Corp.                  41,334,868     28,270,650
   845,850  Concord EFS, Inc.*<F1>                 18,465,209     21,833,926
 1,522,900  Dime Bancorp, Inc.                     45,183,433     38,549,168
   125,000  First American Financial Corp.          3,996,318      4,000,000
   453,700  Heller Financial, Inc.*<F1>            12,844,361     10,888,800
 1,522,000  Household International, Inc.          69,264,616     57,075,000
    12,129  Metris Companies Inc.*<F1>                630,160        565,515
   315,800  NOVA Corp./Georgia*<F1>                 9,689,489      9,691,270
 2,382,700  Providian Financial Corp.             173,239,923    202,083,935
   150,000  RCM Technologies, Inc.*<F1>             3,150,000      2,212,500
   638,600  The Sabre Group Holdings, Inc.*<F1>    25,665,091     19,158,000
                                               -------------- --------------
                                                  503,335,296    563,571,964
THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 2.2%
 1,056,400  Apple South, Inc.                      14,740,592     11,752,450
 1,708,000  Brinker International, Inc.*<F1>       39,612,099     32,025,000
   495,200  Buffets, Inc.*<F1>                      6,901,150      5,354,598
   216,800  CEC Entertainment Inc.*<F1>             4,889,353      4,390,200
 1,170,620  CKE Restaurants, Inc.                  28,333,689     34,825,945
    35,000  Logan's Roadhouse, Inc.*<F1>              825,625        586,250
   135,200  Papa John's International, Inc.*<F1>    4,416,836      4,461,600
   237,200  Ruby Tuesday, Inc.                      3,881,014      3,587,650
   169,800  U.S. Foodservice, Inc.*<F1>             6,998,586      7,067,925
                                               -------------- --------------
                                                  110,598,944    104,051,618
THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.7%
   508,600  Maytag Corp.                           15,984,173     24,285,650
   369,700  Mohawk Industries, Inc.*<F1>           10,523,227     10,120,537
                                               -------------- --------------
                                                   26,507,400     34,406,187
THIS SECTOR IS 29.8% ABOVE YOUR FUND'S COST.

            INSURANCE - 0.4%
   254,700  Allmerica Financial Corp.              17,581,604     15,186,487
   125,800  Amerin Corp.*<F1>                       3,411,184      2,374,475
                                               -------------- --------------
                                                   20,992,788     17,560,962
THIS SECTOR IS 16.3% BELOW YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 0.8%
   870,000  Gemstar International Group
             Limited*<F1>                          35,259,447     40,346,250
THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

            MACHINERY & MISCELLANEOUS MANUFACTURING - 5.1%
   462,750  AAR Corp.                              11,490,189      9,081,469
   217,600  Knoll, Inc.*<F1>                        7,340,429      4,760,000
   368,700  MotivePower Industries, Inc.*<F1>       5,011,762      8,618,362
   751,200  Ogden Corp.                            20,215,841     21,362,626
   138,300  Pentair, Inc.                           5,670,290      4,460,175
 3,550,100  Tyco International Ltd.               200,772,316    196,143,025
                                               -------------- --------------
                                                  250,500,827    244,425,657
THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

            MEDICAL & RELATED - 8.1%
   254,200  ADAC Laboratories*<F1>                  6,575,774      6,100,800
 3,203,900  Amgen Inc.*<F1>                       238,640,403    242,096,296
   317,200  Arterial Vascular
              Engineering, Inc.*<F1>               13,412,811     11,736,400
 1,393,100  Biogen, Inc.*<F1>                      84,775,028     91,684,090
    26,800  Biomatrix, Inc.*<F1>                    1,265,925      1,045,200
   743,400  Genzyme Corp.*<F1>                     25,857,502     26,855,325
    73,500  Osteotech, Inc.*<F1>                    1,767,127      1,947,750
   102,300  VISX, Inc.*<F1>                         6,265,702      6,854,100
                                               -------------- --------------
                                                  378,560,272    388,319,961
THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

            NETWORKING - 10.8%
 4,353,400  3Com Corp.*<F1>                       133,949,781    130,876,264
 7,149,600  Ascend Communications, Inc.*<F1>      277,669,002    325,306,800
 3,205,500  FORE Systems, Inc.*<F1>                58,713,990     53,291,438
   298,500  Xircom, Inc.*<F1>                       4,330,460       7,313,25
                                               -------------- --------------
                                                  474,663,233    516,787,752
THIS SECTOR IS 8.9% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 0.7%
   819,600  Anadarko Petroleum Corp.               31,557,763     32,220,935
THIS SECTOR IS 2.1% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 3.2%
   265,600  Alpharma Inc.                           6,560,807      6,972,000
    97,100  Kendle International Inc.*<F1>          1,447,354      3,180,025
   548,400  Medicis Pharmaceutical Corp.*<F1>      22,903,311     21,730,350
 3,361,800  Mylan Laboratories Inc.                89,816,597     99,173,100
   409,800  Watson Pharmaceuticals Inc.*<F1>       18,516,605     20,797,350
                                               -------------- --------------
                                                  139,244,674    151,852,825
THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

            REAL ESTATE OPERATIONS - 0.1%
   458,000  Bluegreen Corp.*<F1>                    3,645,366      3,435,000
    40,000  Trammell Crow Co.*<F1>                    918,700      1,020,000
                                               -------------- --------------
                                                    4,564,066      4,455,000
THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

            SEMICONDUCTOR & RELATED - 0.2%
   458,000  Cree Research, Inc.*<F1>                8,206,173      7,099,000
THIS SECTOR IS 13.5% BELOW YOUR FUND'S COST.

            SOFTWARE - 6.7%
    65,300  Access Health, Inc.*<F1>                1,781,723      2,407,938
   126,200  Ardent Software, Inc.*<F1>              1,584,811      1,577,500
   360,000  Boole & Babbage, Inc.*<F1>              8,454,050      8,370,000
   182,500  Business Objects S.A.-SP ADR*<F1>       3,160,219      2,281,250
   127,100  Cerner Corp.*<F1>                       3,131,739      3,407,932
   908,300  Citrix Systems, Inc.*<F1>              45,229,709     64,489,300
   506,400  Cognos Inc.*<F1>                       13,880,050      8,482,200
   808,800  Electronic Arts Inc.*<F1>              24,013,081     35,486,100
 3,374,000  HBO & Co.                              97,028,191     97,424,250
   118,500  MAPICS, Inc.*<F1>                       2,433,346      2,614,466
    29,400  Pinnacle Systems, Inc.*<F1>               802,341        764,400
    96,400  Platinum Technology, Inc.*<F1>          2,338,828      1,735,200
   246,000  QuadraMed Corp.*<F1>                    5,630,681      4,950,750
 1,717,800  Rational Software Corp.*<F1>           27,553,415     28,881,371
   112,500  Segue Software, Inc.*<F1>               1,961,619      1,856,250
   211,600  Software AG Systems, Inc.*<F1>          5,131,996      3,597,200
 1,859,800  Sterling Software, Inc.*<F1>           34,575,934     51,261,667
                                               -------------- --------------
                                                  278,691,733    319,587,774
THIS SECTOR IS 14.7% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 7.5%
 3,244,400  Best Buy Co., Inc.*<F1>               155,953,978    134,642,600
   471,000  BJ's Wholesale Club, Inc.*<F1>         18,215,218     17,309,250
   778,600  Borders Group, Inc.*<F1>               13,986,177     17,323,850
   267,400  Ethan Allen Interiors Inc.             10,413,791      9,693,250
 1,440,900  Family Dollar Stores, Inc.             14,375,455     22,694,175
    38,100  Fingerhut Companies, Inc.                 494,932        419,100
   330,500  Furniture Brands
              International, Inc.*<F1>              8,673,478      6,444,750
   152,500  Longs Drug Stores Corp.                 6,171,250      6,128,670
   349,200  The Maxim Group, Inc.*<F1>              7,807,868      6,591,150
   204,000  Michaels Stores, Inc.*<F1>              6,950,231      5,202,000
 3,700,600  Staples, Inc.*<F1>                     62,399,568    108,705,125
   513,000  United Stationers, Inc.*<F1>           16,957,182     12,247,875
   460,800  Zale Corp.*<F1>                        12,610,138     11,808,000
                                               -------------- --------------
                                                  335,009,266    359,209,795
THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

            TEXTILES/APPAREL MANUFACTURING - 0.1%
    30,000  Cutter & Buck Inc.*<F1>                   746,126        690,000
   214,900  Quiksilver, Inc.*<F1>                   3,790,785      3,908,601
    66,700  Tarrant Apparel Group*<F1>              1,492,888      1,617,475
                                               -------------- --------------
                                                    6,029,799      6,216,076
THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 0.8%
   544,900  ASA Holdings, Inc.                     21,229,135     19,343,950
   235,000  Atlantic Coast Airlines Holdings*<F1>   1,865,574      5,493,125
   374,900  Atlas Air, Inc.*<F1>                   13,344,154     10,755,131
                                               -------------- --------------
                                                   36,438,863     35,592,206
THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

            MISCELLANEOUS - 0.9%
    62,000  CSK Auto Corp.* <F1>                    1,430,995      1,410,500
 1,760,600  Solutia Inc.                           50,015,316     39,724,418
                                               -------------- --------------
                                                   51,446,311     41,134,918
THIS SECTOR IS 20.0% BELOW YOUR FUND'S COST.

                                               -------------- --------------
            Total common stocks                 4,410,605,689  4,640,817,125

WARRANTS - 0.0% (A)<F2>
        43  Sound Advice, Inc.*<F1>
             Warrants, 06/14/99                             0              0
                                               -------------- --------------
            Total long-term investments         4,410,605,689  4,640,817,125

PRINCIPAL
 AMOUNT
--------

SHORT-TERM INVESTMENTS - 2.0% (A)<F2>
            COMMERCIAL PAPER  - 1.7%
$40,000,000 Associates Corp. of North America,
              due 10/01/98, discount of 5.73%      40,000,000     40,000,000
15,000,000  Citibank Capital Markets Assets,
              due 10/01/98, discount of 5.78%      15,000,000     15,000,000
25,000,000  Ford Motor Credit Puerto Rico,
              due 10/02/98, discount of 5.40%      24,996,250     24,996,250
                                               -------------- --------------
            Total commercial paper                 79,996,250     79,996,250

            VARIABLE RATE DEMAND NOTE - 0.3%
14,335,282  Firstar Bank U.S.A., N.A.              14,335,282     14,335,282
                                               -------------- --------------
            Total short-term investments           94,331,532     94,331,532
                                               -------------- --------------
               Total investments               $4,504,937,221  4,735,148,657
                                               --------------
                                               --------------

               Cash and receivables, less
                 liabilities 0.9% (A)<F2>                          45,293,299
                                                               --------------
               NET ASSETS                                      $4,780,441,956
                                                               --------------
                                                               --------------
               Net Asset Value Per Share
                 ($0.01 par value 500,000,000 shares
                 authorized), offering and redemption
                 price ($4,780,441,956 3 183,933,458
                 shares outstanding)                                   $25.99
                                                                       ------
                                                                       ------

    *<F1>   Non-income producing security.
  (a)<F2>   Percentages for the various classifications relate to net assets.

   The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1998

INCOME:
    Dividends                                                  $    20,727,172
    Interest                                                       103,573,094
                                                               ---------------
       Total income                                                124,300,266
                                                               ---------------
EXPENSES:
    Management fees                                                 74,538,363
    Transfer agent fees                                                802,556
    Printing and postage expense                                       728,789
    Custodian fees                                                     571,264
    Administrative services                                            444,820
    Registration fees                                                  116,898
    Professional fees                                                   47,952
    Board of Directors fees                                             20,000
    Other expenses                                                      89,721
                                                               ---------------
       Total expenses                                               77,360,363
                                                               ---------------
NET INVESTMENT INCOME                                               46,939,903
                                                               ---------------
NET REALIZED LOSS ON INVESTMENTS                                  (371,495,833)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          (1,950,083,412)
                                                               ---------------
NET LOSS ON INVESTMENTS                                         (2,321,579,245)
                                                               ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           ($2,274,639,342)
                                                               ---------------
                                                               ---------------

                       STATEMENT OF CHANGES IN NET ASSETS
                  For the Years Ended September 30, 1998 and 1997

                                                                                               1998                    1997
                                                                                               -----                   -----
OPERATIONS:
      Net investment income (loss)                                                      $    46,939,903        $   (20,584,042)
      Net realized (loss) gain on investments                                              (371,495,833)         1,613,667,150
      Net (decrease) increase in unrealized appreciation on investments                  (1,950,083,412)           981,427,330
                                                                                       ----------------       ----------------
          Net (decrease) increase in net assets resulting from operations                (2,274,639,342)         2,574,510,438
                                                                                       ----------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net realized gains ($7.0234273 and
          $1.347376 per share, respectively)                                             (1,544,738,561)*<F3>     (250,675,102)
                                                                                       ----------------       ----------------
FUND SHARE ACTIVITIES:
      Proceeds from shares issued (47,435,909 and
          57,592,561 shares, respectively)                                                1,551,435,565          2,068,244,776
      Net asset value of shares issued in distributions
          (45,515,816 and 7,103,901 shares, respectively)                                 1,441,485,893            233,833,825
      Cost of shares redeemed (126,115,713 and 31,524,981 shares, respectively)          (3,925,825,675)        (1,131,490,538)
                                                                                       ----------------       ----------------
          Net (decrease) increase in net assets derived from Fund share activities         (932,904,217)         1,170,588,063
                                                                                       ----------------       ----------------
          TOTAL (DECREASE) INCREASE                                                      (4,752,282,120)         3,494,423,399
                                                                                       ----------------       ----------------
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   9,532,724,076          6,038,300,677
                                                                                       ----------------       ----------------
NET ASSETS AT THE END OF THE YEAR
 (including undistributed net investment income of $46,939,823 and $0, respectively)    $ 4,780,441,956        $ 9,532,724,076
                                                                                       ----------------       ----------------
                                                                                       ----------------       ----------------
*<F3>See Note 7

   The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                   Years Ended September 30, 1998
                                    1998     1997      1996       1995     1994      1993      1992       1991     1992      1989
                                    ----     ----      ----       ----     ----      ----      ----      -----     -----     -----
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of year               $43.91    $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87    $12.89
Income from
  investment operations:
 Net investment income (loss)       0.21(0.07)(1)<F4>(0.08)(1)<F4>(0.10)    0.03     (0.02)     0.04      0.27      0.11      0.03
 Net realized and
  unrealized (losses) gains
  on investments                  (11.11)    12.50      2.83     10.70     (0.43)     9.25      1.04      5.74    (1.48)      4.99
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations  (10.90)    12.43      2.75     10.60     (0.40)     9.23      1.08      6.01    (1.37)      5.02

Less distributions:
 Dividends from net
   investment income                  --        --        --        --        --     (0.01)    (0.13)    (0.28)    (0.03)    (0.04)
 Distributions from
   net realized gains             (7.02)     (1.35)    (3.84)    (1.45)    (2.87)    (0.54)    (2.11)    (1.00)    (0.68)       --
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from distributions          (7.02)     (1.35)    (3.84)    (1.45)    (2.87)    (0.55)    (2.24)    (1.28)    (0.71)    (0.04)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year      $25.99    $43.91    $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Investment Return          (27.7%)     39.3%     10.0%     45.5%    (1.4%)     48.6%      5.9%     41.4%     (7.9%)    39.0%

Ratios/Supplemental Data:
Net assets,
 end of year (in 000's $)      4,780,442 9,532,724 6,038,301 4,137,484 2,240,554 1,413,253   695,128   527,808   271,856   169,745
 Ratio of expenses to
  average net assets               1.04%     1.04%     1.06%     1.07%     1.09%     1.08%     1.10%     1.09%     1.12%     1.13%
Ratio of net investment
 income (loss) to
 average net assets                 0.6%     (0.3%)    (0.4%)    (0.4%)     0.1%     (0.1%)     0.2%      1.5%      0.9%      0.2%
Portfolio turnover rate           263.7%    192.4%    202.8%    193.7%    190.2%    150.4%    188.9%    187.9%    157.7%     91.0%

  (1)<F4> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.

   The accompanying notes to financial statements are an integral part of this statement.

                          NOTES TO FINANCIAL STATMENTS
                               September 30, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.
 (b) Net realized gains and losses on common stock are computed on the identified cost basis.
 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund anticipates $390,913,930 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.
 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.
 (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified to capital stock.
 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

  The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3) DISTRIBUTION TO SHAREHOLDERS

  Net investment income and net realized gains, if any, are distributed to shareholders. The Fund intends to declare a distribution of all net investment income and net realized gains to be paid on October 27, 1998 to shareholders of record of October 23, 1998.

(4) INVESTMENT TRANSACTIONS

  For the year ended September 30, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $14,911,002,149 and $17,217,894,443, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

  As of September 30, 1998, liabilities of the Fund included the following:

  Payable to brokers for
   investments purchased                                $53,080,059
  Payable to Adviser for management fees                  4,029,090
  Payable to shareholders for redemptions                   321,834
  Other liabilities                                         196,446

(6) SOURCES OF NET ASSETS

  As of September 30, 1998, the sources of net assets were as follows:

  Fund shares issued and outstanding                 $4,884,703,286
  Net unrealized appreciation
   on investments                                       230,211,436
  Accumulated net realized losses                      (381,412,589)
  Undistributed net investment income                    46,939,823
                                                    ---------------
                                                     $4,780,441,956
                                                    ---------------
                                                    ---------------

  Aggregate net unrealized appreciation as of September 30, 1998 consisted of the following:

  Aggregate gross
   unrealized appreciation                             $457,380,373
  Aggregate gross unrealized
   depreciation                                        (227,168,937)
                                                    ---------------
  Net unrealized appreciation                          $230,211,436
                                                    ---------------
                                                    ---------------

(7) REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED)

  In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The Fund hereby designates the following amounts as long-term capital gains distributions.

  Capital gains taxed at 20%                           $241,506,021
  Capital gains taxed at 28%                            718,169,211
                                                    ---------------
   Total long-term capital gains                       $959,675,232
                                                    ---------------
                                                    ---------------

 The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1998 was 3%.

(PRICEWATERHOUSECOOPERS LOGO)                     100 EAST WISCONSIN AVENUE
                                                                 SUITE 1500
                                                        MILWAUKEE, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

October 8, 1998

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BRANDYWINE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

  LOG ON . . .

  And let us know what you think! Thanks to those of you who've already tapped into our website, but for those who haven't, please do, at www.brandywinefunds.com. You can read about Friess Associates' investment
------------------------
strategy, see the articles various publications have written, access current price information, and pull up a prospectus or the most recent quarterly report. Another feature you might enjoy is the opportunity to ask us any question you'd like or share with us your comments. We always appreciate hearing from you, and we'll be sure to respond. See you in cyberland!

  For those of you with just email access, remember you can also keep in touch through bfunds@friess.com. We read incoming messages daily and will respond back to you quickly, usually within the next day or two. And, for anyone not yet on the Net, don't worry, we're still reachable on the telephone and through the mail. We'll continue sending out all correspondence -- including quarterly reports and mid-quarter mailings -- to you in hard copy.

                                                             -Lynda Campbell

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                            Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017           www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David
Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice
                                   President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon